SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                              -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2003


                       INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Delaware
                            ------------------------

                  (State or other jurisdiction of incorporation)


                                   0018352
                                ------------
                            (Commission File Number)


                                    59-2223025
                             ------------------------
                      (IRS Employer Identification Number)


            1954 Airport Road, Suite 200, Atlanta, Georgia         30341
         ---------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (770) 455-7575



     Exhibit  Index  Located  on  Page:  3
     Total  Number  of  Pages:  3

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     On January 30, 2003, the Registrant consummated the restructuring of its Credit Agreement with GMAC Commercial Credit Corporation LLC (the "Lender"). The indebtedness outstanding under the Credit Agreement matures on various dates between January 30, 2003, and August 31, 2003, which is the final maturity date of the indebtedness outstanding under the Credit Agreement. The Registrant does not believe that it will be able to repay such indebtedness on the scheduled maturity dates. The Registrant has no assurance that the Lender will reschedule the maturity dates. Accordingly, there is significant doubt about the Registrant's ability to continue its operations.

     On March 7, 2003, the Registrant received a notice from the Lender declaring the Registrant in default under certain of its obligations pursuant to the Credit Agreement. Among other things, the Lender declared that the Registrant is in default due to (i) its incurrence of an aggregate amount of revolving loans in excess of the amount it was permitted to borrow pursuant to the Credit Agreement and (ii) its failure to dispose of certain collateral and repay indebtedness with the sale proceeds by the date specified in the Credit Agreement. A copy of the notice of default is filed as an exhibit to this Current Report on Form 8-K.

     The Registrant remains in default under the Term Loan Agreement, dated December 20, 2000 with Bombardier Capital Corporation. The principle amount outstanding under the Term Loan Agreement on the date hereof was approximately $1,560,000, all of which is immediate due and payable. As of March 13, 2003, the Company had not received further notice from Bombardier Capital regarding the action the lender is going to take.

     On February 13, 2003, the Registrant received notice from the American Stock Exchange that the Registrant does not satisfy certain quantative requirements to maintain its listing. The Exchange indicated that it would delist the Registrant's Common Stock unless the Registrant can submit a satisfactory plan indicating that it can meet the requirements. The Company does not believe that it can meet the requirements and will advise the Exchange that it will not submit a plan.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statements  of  businesses  acquired.

     None

(b)     Pro  forma  financial  information.

     None

(c)     Exhibits.

99.1 Letter dated March 7, 2003, from GMAC commercial Finance to the Registrant regarding the occurrence of defaults under the Registrant's Credit Agreement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     INTERNATIONAL  AIRLINE  SUPPORT
GROUP,  INC.


Date:         March  14,  2003           By:  /s/  Qiang  Wang
     -------------------------               ------------------
                                                Qiang  Wang
                                          Vice  President  -  Finance




                                   Exhibit

GMAC
COMMERCIAL  FINANCE

March  7,  2003
INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.
1954  Airport  Road,  Suite  200
Atlanta,  Georgia  30341
Attention:     Alexius  A.  Dyer,  III
President


RE:  EVENTS  OF  DEFAULT  UNDER  LOAN  AGREEMENT
     -------------------------------------------
Gentlemen:

     Reference is made to that certain Amended and Restated Loan and Security Agreement, dated as of January 30, 2003, by and between GMAC Commercial Finance LLC as successor by merger to GMAC Commercial Credit LLC ("Lender") and International Airline Support Group, Inc. ("Borrower") pursuant to which Lender agreed to provide extensions of credit and other financial accommodations to Borrower (the "Loan Agreement"), and all of the instruments, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, supplemented, substituted or otherwise modified, collectively, the "Loan Documents"). Capitalized terms used in this letter and not otherwise defined shall have their respective meanings as set forth in the Loan Agreement.
     Borrower is hereby advised that certain violations of the Loan Agreement have occurred and continue to exist, including (a) Borrower's incurrence of an aggregate amount of Revolving Advances outstanding in excess of the Formula Amount as set forth in Section 2.1 (a) of the Loan Agreement; (b) Borrower's failure to pay the balance of Term Loan B by February 28, 2003 as required under
Section 2.4(b) of the Loan Agreement; (c) Borrower's failure to sell or lease all of the Term Loan B Collateral by February 28, 2003 as required under Section 2.5(c) of the Loan Agreement; (d) Borrower's failure to keep certain Collateral free and clear of all Liens and encumbrances whatsoever except for Permitted Encumbrances as required under Section 4-5(a) of the Loan Agreement (specifically, Liens in favor of DeKalb County, Georgia on a depository account at First Union National Bank pledged to Lender); (e) Borrower's failure to pay property taxes when due as required under Section 4.13 of the Loan Agreement (specifically, certain taxes on personal property due to DeKalb County, Georgia); (1) Borrower's sufferance of Liens upon its property and assets other than Permitted Encumbrances in violation of Section 7.2 of the Loan Agreement (specifically, Liens in favor of DeKalb County, Georgia on its accounts at First Union National Bank); (g) Borrower's failure to deliver to Lender an executed Deposit Account Control Agreement in form and substance satisfactory to Lender by February 9, 2003 as required under that certain Letter Re: Post-Closing Items from Borrower to Lender dated January 30, 2003 (the "Post-Closing Letter"); and
(h) Borrower's failure to deliver to Lender (i) executed Bills of Sale reflecting Borrower's purchase of each of the Aircraft in form and substance satisfactory to Lender in its sole discretion and (ii) Bills of Sale with respect to each item of

Term Loan B Collateral in form and substance satisfactory to Lender in its sole discretion, executed on behalf of Borrower, with dates, prices, and purchasers in blank, in each case by February 20, 2003 as required under the Post-Closing Letter (all of the foregoing, the "Subject Violations").

     As a result of the Subject Violations, Events of Default have occurred and continue to exist under Sections 10.1, 10.2, and 10.5 of the Loan Agreement and a Default has occurred under Section 10.4 of the Loan Agreement (collectively, the "Existing Defaults").

     Lender, in its sole discretion, may continue to make advances under the Loan Agreement. Borrower is hereby advised that nothing set forth herein shall be construed as a waiver of the Existing Defaults. Any such waiver shall only be made by Lender in writing. Furthermore, any accommodations now or hereafter made to Borrower by Lender with respect to the Subject Violations or the Existing Defaults shall not establish or be deemed to establish a course of conduct on which Borrower can rely, nor shall the same prejudice or waive any of Lender's rights and remedies with respect thereto. Lender hereby reserves its rights to invoke fully any and all of such rights, remedies, powers or privileges under the Loan Agreement and the other Loan Documents at any time Lender deems appropriate in respect of the Subject Violations, the Existing Defaults or any Default or Event of Default that may now or hereafter exist.

Very  truly  yours,

GMAC  COMMERCIAL  FINANCE LLC

By: /s/ Alexander J. Chobot

Name:  Alexander J. Chobot
       -------------------
Title:  Vice President
        -------------